UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06275

T. Rowe Price Balanced Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Report to Shareholders

Balanced Fund	December 31, 2015

The views and opinions in this report were current as of December 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Large-cap U.S. stocks generated modest gains in a volatile 2015, while small- and mid-cap equities trailed with moderate losses. Investors’ appetite for risk waxed and waned as optimism about solid domestic economic data and resilient corporate earnings vied for attention with concerns about slowing global economic growth and uncertainty about Federal Reserve monetary policy. International developed markets stocks edged down, and emerging markets stocks recorded sharp losses. U.S. investment-grade bonds eked out a slim gain, while high yield debt declined as the energy- and materials-heavy segment struggled with slumping global commodity prices.

PERFORMANCE REVIEW

The Balanced Fund returned -2.12% and 0.65% for the six and 12 months ended December 31, 2015. The fund trailed its combined index portfolio (a custom benchmark comprising multiple indexes that represent the asset classes in which the fund invests) and Lipper peer group index over the six-month period. For the 12-month period, the fund’s performance narrowly lagged its combined index portfolio and outperformed its Lipper peer group index.

Strategic allocations to diversifying asset classes not included in the fund’s broad market benchmarks weighed on 12-month results versus the fund’s combined index portfolio. The inclusion of real assets equities was a particularly notable detractor as unfavorable long-term supply/demand dynamics, slowing global growth, and a strong U.S. dollar continued to undermine global energy and commodities stocks. This was mitigated somewhat by our exposure to real estate investment trusts (REITs), which benefited from improving fundamentals, including a favorable interest rate environment and solid demand. Weak global commodities prices also had a negative impact on the high yield debt market, of which energy- and materials-related issuers compose a significant percentage.

Tactical decisions to overweight and underweight underlying sectors slightly detracted from the fund’s relative performance. An overweight allocation to international equities, which generally trailed the broader U.S. equities market, had a negative impact on fund results. This was partially offset by a positive effect resulting from an underweight allocation to real assets equities as energy- and commodity-related stocks significantly trailed the broader market.

Security selection in the underlying portfolios helped overall performance versus the combined index portfolio for the 12-month reporting period. Our portfolio of domestic large-cap growth stocks was particularly beneficial to results versus the benchmark, and our U.S. large-cap core and large-cap value portfolios also helped. The positive impact from our domestic equities was more than enough to offset weakness in our international equity portfolio. Security selection in our underlying fixed income portfolios had little net impact on the fund’s results.

MARKET ENVIRONMENT

Major U.S. stock indexes generated mixed returns in an up-and-down 12-month reporting period. U.S. large-cap stocks generated a modest overall gain in 2015, while mid- and small-cap shares trailed with moderate losses. As measured by various Russell indexes, growth stocks outpaced value across all market capitalizations. The U.S. dollar strengthened significantly versus most other currencies against a backdrop of relatively strong U.S. economic growth and the divergence between normalizing monetary policies in the U.S. and aggressive stimulus measures in Europe, Japan, and elsewhere.

Equities benefited from steady economic and employment growth and generally favorable earnings outside the energy and materials sectors, which continued to be punished by oversupply contributing to low prices. Aggressive monetary stimulus measures in Europe and Japan were also supportive. Stocks tumbled in the summer months due to concerns about a sharper-than-expected economic slowdown and a surprising currency devaluation in China. Uncertainty about the timing and pace of Federal Reserve interest rate hikes also weighed intermittently on financial markets throughout the period until December when the Fed raised its interest rate target from the 0% to 0.25% range to the 0.25% to 0.50% range—its first rate hike in nine years. The Fed noted that the “stance of monetary policy remains accommodative” and that it expects “only gradual increases in the federal funds rate,” with rate changes depending “on the economic outlook as informed by incoming data.”

Outside the U.S., European stocks declined for the period. A quantitative easing program by the European Central Bank (ECB) helped European exporters by weakening the euro and improving export competitiveness. An improved credit environment and low energy costs were also beneficial. Stocks gave back their gains later in the period amid renewed concerns about Greece’s debt and the fractious relationships between eurozone members, as well as worries about the potential for slowing global growth to weigh on European exporters. Late in the period, concerns about immigration and a disappointingly small extension of the ECB’s quantitative easing program further rattled investor confidence. Strong fourth-quarter gains helped to lift Japanese equities into solidly positive territory for 2015. Although inflation remains stubbornly low, Japan’s economy showed signs of improvement in industrial output and retail sales, supported by aggressive fiscal and monetary stimulus policies. Improved corporate governance and a pension reallocation favoring equities also helped stocks. Emerging markets stocks fell sharply, with virtually all countries in negative territory. A number of factors weighed on emerging markets equities, including persistently weak commodity prices, a stronger U.S. dollar, expectations for rising U.S. interest rates, and slowing global economic growth, particularly in China.

Most investment-grade U.S. bond segments were modestly positive for the 12-month period. Global growth concerns and uncertainty regarding the timing of Fed rate hikes led to considerable volatility in U.S. Treasuries. Treasury yields climbed for the year, especially short-term yields, which weighed on returns. Investment-grade corporate bonds recorded modest losses amid heavy new issuance as companies financed mergers or otherwise took advantage of low interest rates. High yield bonds declined and significantly lagged investment-grade debt as falling oil and commodity prices weighed on energy and metals and mining issuers.

ASSET ALLOCATION STRATEGY

The Balanced Fund seeks to provide capital growth and current income by investing in a combination of U.S. and international stocks and domestic fixed income securities. Our target allocations are currently 65% in stocks and the remaining 35% in bonds and cash—unchanged from our semiannual report six months ago.

We have a neutral position in stocks relative to bonds. Despite recent volatility, equity valuations are above historical averages by several measures, with limited support from earnings growth. At the same time, underlying corporate fundamentals remain solid, and improving economic growth should support equities. We expect modest returns from bonds as the current low-yield environment offers a weak foundation and rising interest rates are likely to weigh on most bond sectors as the Fed advances with normalizing its interest rate policy. However, the impact of higher interest rates should be softened by the Fed’s expected gradual approach to rate increases against a backdrop of modest economic growth. Additionally, demand for U.S. bonds should be supported by their yield advantage relative to investment-grade opportunities in other developed markets. International central banks’ monetary policies remain broadly accommodative, helping to moderate downside risks to bonds.

Stocks
We are overweight international equities versus domestic stocks based on the former’s potential for stronger earnings and margin growth and modestly more attractive valuations. While economic cycles in Europe and Japan are less advanced than in the U.S., they are supported by aggressive monetary stimulus and relative weaker currencies that should improve their export competitiveness. Attractiveness varies by country and region, however. European earnings, in particular, have room to grow if the region’s economy continues to recover.

We are overweight global equities relative to real assets equities. Global prices for energy and commodities have fallen considerably as improved extraction technologies and increased production have raised supplies while slower global economic growth has dampened demand growth. While energy producers have sought to curb oversupply by reducing rig counts, evidence suggests that gains in productivity are helping offset declining supply as some companies are now able to profit at lower energy prices. Production outside the U.S. has exacerbated global oversupply concerns as major energy-producing countries have sought to defend market share at the expense of lower prices. Demand for industrial metals is expected to remain subdued as China continues to shift its economy away from its dependence on industrial production and exports to a more sustainable model driven by domestic consumption. Fundamentals are more attractive for U.S. and other major developed market real estate stocks in light of the modestly supportive economic environment, limited new supply, and lower energy prices. Real estate stocks’ valuations are modestly above the broader equities market, and they remain sensitive to rising interest rates. However, expectations of a slow pace for the Fed’s interest rate policy normalization mitigates interest rate risk.

Among domestic equities, we trimmed our modest overweight to U.S. growth stocks to a neutral position versus U.S. value. While broad valuation measures continue to favor growth stocks, certain growth-oriented sectors, including health care and information technology, have become expensive. Value stocks have higher exposure to cyclical sectors such as financials and energy, which tend to rely on stronger economic growth and commodity demand to outperform. Higher interest rates may support financials, although low global economic growth remains a headwind to commodity and other cyclical sectors.

Bonds
In our fixed income allocation, we moved from an overweight position in high yield bonds to a modest underweight versus U.S. investment-grade debt. Continued weakness in commodity prices has contributed to wider credit spreads in the energy and materials segments, which compose a significant proportion of the high yield universe, with risks amplified by poor liquidity conditions in the high yield market. Further pressure is likely as default rates are expected to rise in 2016, albeit from historically low levels. An advanced credit cycle and uncertainties about global economic growth and U.S. monetary policy also favor U.S. investment-grade debt.

PORTFOLIO REVIEW

Stocks
Among the fund’s domestic equity exposure, our large-cap growth portfolio delivered the strongest absolute returns and significantly outperformed its underlying benchmark for the 12-month period. This portfolio was led by strong returns in the consumer discretionary sector that accounted for a substantial portion of our equity gains for the year. Amazon.com was the portfolio’s top contributor. Third-party sales and Amazon Web Services (AWS), which provides cloud processing services for other companies, generated above-average profit margins for the company. The company also provided greater disclosure for AWS, demonstrating that this business is far more profitable than many had expected. Netflix was also a top contributor. The company continued to grow its domestic and international subscriber base at a rapid pace. The company’s strategy of providing more original content appears to be driving new subscriber growth while also limiting subscriber turnover. Coffee purveyor Starbucks, Alphabet (the new parent company of Google), social networking site Facebook, and global software giant Microsoft were also major contributors. Our domestic financials stocks generally weighed on results for the period. Capital markets firms Ameriprise Financial, State Street, and Morgan Stanley were significant detractors. Energy shares were also a drag on the fund’s overall performance, with ExxonMobil and Pioneer Natural Resources among our weaker contributors. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our international stock portfolio declined for the annual reporting period. Not surprisingly, our energy, materials, and utilities stocks were among the biggest detractors in a global market characterized by oversupply and tepid demand growth. Oil exploration and production companies Royal Dutch Shell (UK/Netherlands) and Statoil (Norway), metals and mining firms BHP Billiton (UK/Australia) and Rio Tinto (UK), and multi-utilities Engie (France) and E.ON (Germany) all detracted from the fund’s performance. Consumer staples stocks were among the bright spots in our international portfolio. Multinational consumer goods companies Unilever (UK/Netherlands) and Nestlé (Switzerland) were two of our stronger contributors. Both companies benefited from moderate but resilient volume and earnings growth.

Bonds
Our U.S. investment-grade bond portfolio managed a modest gain for the 12-month period. Yields rose in advance of the Fed’s December 2015 rate increase. Yield increases were more pronounced among shorter-term Treasuries while yields on longer-term Treasuries climbed more moderately, resulting in a flatter Treasury yield curve. Investment-grade corporate bonds produced modest losses, with investors exhibiting a clear preference for debt with higher credit ratings.

Our high yield bond portfolio declined for the year but outpaced its style-specific benchmark, which ended the year down more than 4%—one of only four calendar year losses over the prior two-and-a-half decades in the asset class. The decelerating Chinese economy raised concerns about global growth, leading to renewed declines in commodity prices. Compounding volatility, idiosyncratic risks increased across specific issuers and industries, and market participants had low tolerance for companies that missed earnings forecasts or faced ratings downgrades. Against this backdrop, a longstanding underweight to the energy sector helped results, as did an emphasis on higher-quality issuers.

OUTLOOK

We expect global economic growth to be mixed, with gradual improvements in developed markets and slowing growth in major emerging markets. The U.S. economy grew at a 2% annualized pace in the third quarter, supported by resilient consumer spending, while weaker global growth and a stronger dollar weighed on business inventory spending and exports. Inflation remains below the Fed’s 2% target, hindered by a stronger U.S. dollar and low energy prices. Evidence suggests, however, that wages are beginning to inflect higher from trough levels as the labor market has improved. On the corporate front, healthy balance sheets and cash flows outside of energy-related segments grant companies a measure of flexibility to increase capital spending, engage in mergers and acquisitions, and return capital to shareholders through dividend increases and share repurchases.

European economic growth slowed in the third quarter to its weakest pace of the year. Despite this, Europe’s economy continues to find support in diminished fiscal headwinds, an improving credit environment, lower energy costs, quantitative easing by the ECB, and a weaker euro. Remaining risks include lingering structural issues, elevated unemployment, high debt, and political uncertainty in several countries. After seesawing between expansion and contraction, Japanese growth moved back into positive territory in the third quarter of 2015. The Bank of Japan continued its quantitative easing program, but the results have been somewhat uneven. Wage growth has been moderate, but consumer spending has stagnated since the consumption tax was increased in 2014. The uncertain economic outlook has delayed business spending, and export volumes may decline because of the slowdown in China. Meanwhile, challenging structural issues remain, including an aging population, a high government debt-to-gross domestic product ratio and cultural obstacles.

Fiscal and monetary conditions continue to diverge among emerging markets. Slowing growth in China has hurt global trade, weighed on commodity prices, and punished commodity-producing economies such as Brazil. Broad increases in credit growth over the last decade has left numerous corporations unprepared for a sustained drop in commodity prices. On the other hand, developing countries that have made progress on reforms, such as India and Mexico, are showing signs of improvement, and many consumer-oriented economies should benefit from low commodity prices. Additionally, weaker local currencies should support export-focused companies in many emerging markets. China’s transition to a consumer-driven economy remains a work in progress. Acknowledging the need for slower, more sustainable growth, policymakers reset their economic growth target to 6.5% over the next five years. Downside risks include significant excess capacity in many industries and high corporate leverage. The central government remains committed to policy intervention measures to sustain growth and market stability, as seen with recent actions to devalue the yuan and aggressive measures to stave off stock market declines.

Markets are likely to be somewhat choppy in the coming months against a backdrop of divergent monetary policies and modest global economic growth. Currency volatility and persistent geopolitical concerns pose additional risks. However, we believe that broad diversification and a careful focus on fundamental research can improve our ability to identify compelling investment opportunities on behalf of our shareholders.

Respectfully submitted,

Charles M. Shriver
Chairman of the fund’s Investment Advisory Committee

January 28, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN STOCKS

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; currency fluctuations; and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

RISKS OF INVESTING IN BONDS

Funds that invest in bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. Funds that invest in bonds are also subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Combined index portfolio: An unmanaged portfolio of 52% domestic stocks (S&P 500 Index), 35% bonds (Barclays U.S. Aggregate Bond Index), and 13% international stocks (MSCI EAFE Index).

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Merrill Lynch-Wilshire Capital Market Index: A market capitalization-weighted index including the Wilshire 5000, Merrill Lynch High Yield II, and Domestic Master Indexes. This index was discontinued on June 30, 2009.

Morningstar Moderate Target Risk Index: Represents a portfolio of global equities (fixed at 60%), bonds, and other asset classes.

MSCI EAFE Index: An index that measures equity market performance of developed countries in the Europe, Australasia, and Far East regions.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 62.2%		
CONSUMER DISCRETIONARY 9.6%		
Auto Components 0.7%		
Aisin Seiki (JPY)	112,500	4,837
Autoliv, GDR (SEK)	22,704	2,868
Borg-Warner	22,100	955
Delphi Automotive	11,900	1,020
GKN (GBP)	1,469,743	6,673
Johnson Controls	198,700	7,847
Koito Manufacturing (JPY)	39,200	1,603
Sumitomo Rubber Industries (JPY)	231,600	3,011
		28,814
Automobiles 0.9%		
BMW (EUR)	47,468	4,999
Ferrari (1)(2)	2,340	112
Harley-Davidson (1)	23,400	1,062
Honda Motor (JPY)	241,700	7,745
Mitsubishi Motors (JPY)	353,500	2,989
Suzuki Motor (JPY)	170,900	5,188
Tesla Motors (2)	12,170	2,921
Toyota Motor (JPY)	142,100	8,722
		33,738
Hotels, Restaurants & Leisure 1.3%		
Carnival	114,500	6,238
Chipotle Mexican Grill (2)	4,000	1,920
Compass Group (GBP)	437,119	7,566
Hilton Worldwide Holdings	172,659	3,695
Las Vegas Sands	63,900	2,801
Marriott, Class A	23,453	1,572
McDonald's	19,400	2,292
MGM Resorts International (2)	124,900	2,838
Norwegian Cruise Line Holdings (2)	65,000	3,809
Royal Caribbean Cruises	43,300	4,382

Starbucks	186,800	11,214
Wynn Macau (HKD) (1)	1,041,600	1,207
Yum! Brands	3,700	270
		49,804
Household Durables 0.3%		
Lennar, Class A (1)	10,900	533
Panasonic (JPY)	404,200	4,102
Persimmon (GBP)	216,742	6,473
Pulte Group	24,000	428
Sony (JPY)	92,600	2,268
		13,804
Internet & Catalog Retail 2.1%		
Amazon.com (2)	76,100	51,435
Ctrip.com International, ADR (2)	57,600	2,669
JD.com, ADR (2)	20,000	645
Netflix (2)	68,740	7,863
Priceline (2)	16,950	21,610
		84,222
Leisure Products 0.2%		
Mattel (1)	301,578	8,194
		8,194
Media 1.6%		
Comcast, Class A	94,700	5,344
CyberAgent (JPY) (1)	41,200	1,702
Eutelsat Communications (EUR)	231,283	6,907
Informa (GBP)	222,620	2,010
Liberty Global, Class A (2)	116,191	4,922
News Corp, Class A	64,200	858
Sky (GBP)	480,102	7,855
Time Warner	17,200	1,112
Time Warner Cable, Class A	6,493	1,205
Twenty-First Century Fox, Class A	194,500	5,283

Walt Disney	94,981	9,980
WPP (GBP)	628,645	14,470
		61,648
Multiline Retail 0.2%		
Dollar General	13,300	956
Lojas Renner (BRL)	418,500	1,801
Marks & Spencer Group (GBP)	582,217	3,869
		6,626
Specialty Retail 1.5%		
AutoZone (2)	6,270	4,652
CarMax (2)	43,500	2,348
Home Depot	80,800	10,686
Kingfisher (GBP)	1,130,544	5,474
L Brands	35,800	3,430
Lowe's	214,700	16,326
O'Reilly Automotive (2)	25,400	6,437
Ross Stores	102,500	5,516
TJX	29,100	2,063
TSC	51,000	4,360
		61,292
Textiles, Apparel & Luxury Goods 0.8%		
Hanesbrands	213,800	6,292
Kering (EUR)	19,931	3,397
Moncler (EUR)	222,051	3,075
Nike, Class B	147,400	9,212
PVH	500	37
Richemont, Series A (CHF)	75,593	5,430
Samsonite International (HKD)	1,116,900	3,358
V. F.	5,200	324
		31,125
Total Consumer Discretionary		379,267

CONSUMER STAPLES 4.7%

Beverages 0.9%

Coca-Cola	221,022	9,495
Coca-Cola Enterprises	58,200	2,866
Constellation Brands, Class A	13,200	1,880
Diageo (GBP)	234,457	6,394
Dr Pepper Snapple	16,700	1,556
Kirin Holdings (JPY)	282,300	3,820
Molson Coors Brewing, Class B	15,200	1,428
Monster Beverage (2)	2,100	313
PepsiCo	63,038	6,299
		34,051

Food & Staples Retailing 0.8%

Costco Wholesale	27,500	4,441
CVS Health	73,677	7,203
FamilyMart (JPY)	93,900	4,363
Kroger	1,300	54
Rite Aid (2)	43,900	344
Sysco	24,200	992
Tesco (GBP) (2)	1,347,882	2,967
Wal-Mart	36,275	2,224
Walgreens Boots Alliance	89,400	7,613
Whole Foods Market	24,700	828
		31,029

Food Products 1.7%

Bunge Limited	99,300	6,780
ConAgra	120,300	5,072
Ingredion	74,400	7,130
Kellogg	7,300	527
Keurig Green Mountain	7,900	711
Kraft Heinz	8,200	597
Mondelez International	92,634	4,154
Nestle (CHF)	290,324	21,520

Tyson Foods, Class A	308,900	16,474
Wilmar International (SGD)	1,666,300	3,432
		66,397
Household Products 0.2%		
Colgate-Palmolive	16,900	1,126
Procter & Gamble	88,807	7,052
		8,178
Personal Products 0.6%		
Estee Lauder, Class A	10,100	889
L'Oreal (EUR)	48,980	8,241
Unilever (GBP)	391,296	16,754
		25,884
Tobacco 0.5%		
Altria Group	49,495	2,881
Philip Morris International	198,495	17,450
		20,331
Total Consumer Staples		185,870
ENERGY 2.0%		
Energy Equipment & Services 0.1%		
Baker Hughes	5,900	272
Cameron International (2)	10,700	676
China Oilfield Services, H Shares (HKD)	668,000	571
FMC Technologies (2)	14,000	406
Halliburton	46,100	1,569
WorleyParsons (AUD)	394,527	1,313
		4,807
Oil, Gas & Consumable Fuels 1.9%		
Apache	97,000	4,314
Beach Energy (AUD)	1,745,434	626
BG Group (GBP)	7,560	110

Canadian Natural Resources	14,200	310
Chevron	109,800	9,878
Cimarex Energy	8,100	724
Columbia Pipeline	5,100	102
Concho Resources (2)	6,600	613
ConocoPhillips	45,100	2,106
Continental Resources (2)	20,200	464
EOG Resources	17,100	1,210
EQT	13,200	688
ExxonMobil Corporation	208,912	16,285
Occidental Petroleum	82,800	5,598
Phillips 66	9,800	802
Pioneer Natural Resources	3,000	376
Range Resources (1)	18,500	455
Royal Dutch Shell, ADR	5,900	270
Royal Dutch Shell, B Shares, ADR	208,600	9,604
Spectra Energy	149,000	3,567
Statoil (NOK)	341,485	4,776
Suncor Energy	18,300	472
Total (EUR)	102,869	4,581
Total, ADR	50,100	2,252
Total, Rights, 1/21/16 (EUR) (2)	93,870	—
Valero Energy	49,100	3,472
		73,655
Total Energy		78,462

FINANCIALS 12.4%

Banks 4.6%

Australia & New Zealand Banking (AUD)	457,288	9,229
Bank of America	593,554	9,990
Barclays, ADR	234,817	3,043
BNP Paribas (EUR)	162,326	9,188
Citigroup	469,590	24,301
Commerzbank (EUR) (2)	219,814	2,276

Danske Bank, A Shares (DKK)	222,029	5,932
DBS Group (SGD)	437,600	5,123
DNB (NOK)	665,710	8,193
Fifth Third Bancorp	81,700	1,642
ING Groep, GDR (EUR)	606,256	8,161
Intesa Sanpaolo (EUR)	2,840,769	9,467
JPMorgan Chase	353,110	23,316
Lloyds Banking Group (GBP)	6,352,299	6,837
M&T Bank	15,300	1,854
National Bank of Canada (CAD)	171,800	5,005
Nordea Bank (SEK)	679,276	7,412
Royal Bank of Scotland (GBP) (2)	1,658,833	7,339
Standard Chartered (GBP)	368,168	3,055
Sumitomo Mitsui Trust Holdings (JPY)	1,939,540	7,322
Svenska Handelsbanken, A Shares (SEK)	514,179	6,787
Swedbank (SEK)	248,672	5,461
United Overseas Bank (SGD)	436,200	6,005
Wells Fargo	125,403	6,817
		183,755
Capital Markets 2.1%		
Ameriprise Financial	84,706	9,014
Bank of New York Mellon	351,000	14,468
BlackRock	9,500	3,235
Close Brothers Group (GBP)	55,705	1,096
Credit Suisse (CHF)	186,615	4,033
Deutsche Bank (EUR)	66,521	1,633
E*TRADE Financial (2)	45,800	1,358
GAM Holding (CHF)	258,902	4,299
Goldman Sachs	2,600	469
LPL Financial Holdings	11,900	508
Macquarie Group (AUD)	104,789	6,262
Morgan Stanley	678,747	21,591
Northern Trust	31,800	2,292
Och-Ziff Capital Management, Partnership	41,400	258

State Street	112,800	7,485
TD Ameritrade Holding	150,800	5,234
		83,235
Consumer Finance 0.3%		
American Express	57,000	3,964
Credit Saison (JPY)	221,300	4,361
Discover Financial	64,600	3,464
		11,789
Diversified Financial Services 0.7%		
Berkshire Hathaway, Class B (2)	17,450	2,304
Challenger (AUD)	803,805	5,067
CME Group	19,700	1,785
Intercontinental Exchange	42,540	10,901
London Stock Exchange (GBP)	66,688	2,695
McGraw Hill Financial	10,500	1,035
Mitsubishi UFJ Lease & Finance (JPY)	572,000	2,947
		26,734
Insurance 3.5%		
AIA Group (HKD)	999,400	5,954
Allianz (EUR)	27,082	4,798
American International Group	43,500	2,696
Aviva (GBP)	926,370	7,000
AXA (EUR)	486,815	13,309
Chubb	19,400	2,573
CNA Financial	27,300	960
Direct Line Insurance (GBP)	1,129,108	6,744
FNF	16,100	558
Genworth Financial, Class A (2)	434,200	1,619
Loews	65,600	2,519
Marsh & McLennan	227,000	12,587
MetLife	369,500	17,814
Munich Re (EUR)	33,041	6,617
Ping An Insurance, H Shares (HKD)	770,500	4,223

Prudential (GBP)	262,720	5,882
QBE Insurance (AUD)	199,825	1,818
RSA Insurance Group (GBP)	941,383	5,916
Sony Financial (JPY)	110,300	1,970
Storebrand (NOK) (2)	834,941	3,260
Sun Life Financial (CAD)	222,100	6,926
Tokio Marine Holdings (JPY)	176,500	6,801
Willis Towers Watson	30,000	1,457
XL Group	319,961	12,536
		136,537
Real Estate Investment Trusts 1.0%		
American Tower, REIT	120,900	11,721
AvalonBay Communities, REIT	11,400	2,099
Crown Castle International, REIT	11,700	1,011
Digital Realty Trust, REIT	21,300	1,611
Federal Realty Investment Trust, REIT	5,500	804
General Growth Properties, REIT	26,800	729
Iron Mountain, REIT	22,586	610
Public Storage, REIT	4,200	1,040
Scentre (AUD)	1,096,039	3,322
Simon Property Group, REIT	16,206	3,151
SL Green Realty, REIT	5,400	610
Unibail-Rodamco (EUR)	18,441	4,676
Vornado Realty Trust, REIT	15,700	1,569
Weyerhaeuser, REIT	215,893	6,473
		39,426
Real Estate Management & Development 0.2%		
Cheung Kong Property Holdings (HKD)	660,468	4,290
Mitsui Fudosan (JPY)	62,000	1,554
		5,844
Total Financials		487,320

HEALTH CARE 11.7%

Biotechnology 2.3%

AbbVie	18,000	1,066
Alexion Pharmaceuticals (2)	90,700	17,301
Amgen	12,601	2,046
Baxalta	163,300	6,374
Biogen (2)	23,900	7,322
BioMarin Pharmaceutical (2)	2,700	283
Celgene (2)	106,700	12,778
CSL (AUD)	55,390	4,223
Gilead Sciences	208,800	21,128
Incyte (2)	13,100	1,421
Regeneron Pharmaceuticals (2)	15,700	8,523
Vertex Pharmaceuticals (2)	56,600	7,122
		89,587

Health Care Equipment & Supplies 1.1%

Abbott Laboratories	50,300	2,259
Becton, Dickinson & Company	62,900	9,692
Elekta, B Shares (SEK) (1)	309,793	2,637
GN Store Nord (DKK)	215,527	3,909
Hologic (2)	13,100	507
Intuitive Surgical (2)	11,200	6,117
Medtronic	189,824	14,602
Sonova (CHF)	14,019	1,780
St. Jude Medical	2,700	167
Stryker	44,300	4,117
		45,787

Health Care Providers & Services 2.5%

Aetna	93,800	10,142
AmerisourceBergen	21,000	2,178
Anthem	102,000	14,223
Cardinal Health	43,200	3,856
Cigna	50,200	7,346

DaVita HealthCare Partners (2)	17,300	1,206
Fresenius (EUR)	140,193	10,025
HCA Holdings (2)	140,600	9,509
Henry Schein (2)	4,700	743
Humana	14,600	2,606
McKesson	74,400	14,674
Miraca Holdings (JPY)	79,600	3,510
UnitedHealth Group	149,650	17,605
		97,623
Life Sciences Tools & Services 0.7%		
Agilent Technologies	178,600	7,467
Thermo Fisher Scientific	139,400	19,774
		27,241
Pharmaceuticals 5.1%		
Allergan (2)	84,581	26,432
Astellas Pharma (JPY)	709,300	10,075
Bayer (EUR)	122,252	15,338
Bristol-Myers Squibb	167,000	11,488
Eli Lilly	100,700	8,485
GlaxoSmithKline, ADR	108,300	4,370
Johnson & Johnson	85,892	8,823
Mallinckrodt (2)	88,800	6,627
Mylan (2)	138,900	7,510
Novartis (CHF)	205,267	17,546
Novo Nordisk, B Shares (DKK)	84,415	4,852
Perrigo	6,600	955
Pfizer	890,659	28,750
Roche Holding (CHF)	61,096	16,837
Sanofi (EUR)	133,198	11,365
Shire, ADR	33,600	6,888
Takeda Pharmaceutical (JPY)	109,100	5,431
Valeant Pharmaceuticals International (CAD) (2)	10,000	1,016
Valeant Pharmaceuticals International (2)	74,000	7,522

Zoetis	8,300	398
		200,708
Total Health Care		460,946

INDUSTRIALS & BUSINESS SERVICES 6.2%

Aerospace & Defense 1.0%		
Boeing	194,000	28,051
Honeywell International	26,769	2,773
Lockheed Martin	3,200	695
Northrop Grumman	600	113
Rockwell Collins	8,300	766
Rolls-Royce (GBP)	472,970	4,003
Textron	103,400	4,344
United Technologies	10,192	979
		41,724
Air Freight & Logistics 0.1%		
FedEx	38,400	5,721
		5,721
Airlines 0.7%		
Alaska Air Group	23,200	1,868
American Airlines	453,600	19,210
Delta Air Lines	56,900	2,884
United Continental (2)	76,200	4,366
		28,328
Building Products 0.0%		
Allegion	19,400	1,279
		1,279
Commercial Services & Supplies 0.2%		
IHS (2)	6,500	770
Tyco International	174,900	5,577
		6,347

Electrical Equipment 0.6%		
ABB (CHF)	227,728	4,042
Eaton	15,700	817
Legrand (EUR)	95,177	5,372
Mitsubishi Electric (JPY)	955,000	10,013
Sensata Technologies Holding (2)	57,800	2,662
		22,906
Industrial Conglomerates 2.3%		
CK Hutchison Holdings (HKD)	573,468	7,682
Danaher	260,436	24,189
DCC (GBP)	75,303	6,253
GE	1,073,301	33,433
Koninklijke Philips (EUR)	225,343	5,730
Roper Technologies	26,400	5,011
Sembcorp Industries (SGD)	527,160	1,128
Siemens (EUR)	69,622	6,755
		90,181
Machinery 0.4%		
Flowserve	45,800	1,927
Illinois Tool Works	18,900	1,752
Pentair	115,400	5,716
Stanley Black & Decker	6,200	662
THK (JPY)	225,100	4,165
Wabtec	25,700	1,828
		16,050
Marine 0.2%		
Maersk (DKK)	3,814	4,953
Nippon Yusen KK (JPY)	744,000	1,803
		6,756
Professional Services 0.1%		
Equifax	3,200	356

Recruit Holdings (JPY)	76,000	2,235
		2,591
Road & Rail 0.3%		
Canadian Pacific Railway	39,470	5,036
Central Japan Railway (JPY)	36,300	6,430
J.B. Hunt Transport Services	14,700	1,079
Union Pacific	18,400	1,439
		13,984
Trading Companies & Distributors 0.3%		
Mitsubishi (JPY)	256,300	4,258
Sumitomo (JPY)	616,000	6,274
		10,532
Total Industrials & Business Services		246,399
INFORMATION TECHNOLOGY 9.8%		
Communications Equipment 0.6%		
Cisco Systems	283,475	7,698
Juniper Networks	249,200	6,878
LM Ericsson (SEK)	460,364	4,459
QUALCOMM	98,695	4,933
		23,968
Electronic Equipment, Instruments & Components 0.2%		
Hamamatsu Photonics (JPY)	90,400	2,478
Keysight Technologies (2)	143,250	4,058
TE Connectivity	45,300	2,927
		9,463
Internet Software & Services 3.2%		
Akamai Technologies (2)	26,900	1,416
Alibaba Group Holding, ADR (2)	134,035	10,893
Alphabet, Class A (2)	27,400	21,317
Alphabet, Class C (2)	39,904	30,282

Baidu, ADR (2)	41,100	7,770
Facebook (2)	258,462	27,051
Kakaku.com (JPY)	134,600	2,657
LinkedIn (2)	19,200	4,322
NAVER (KRW)	3,231	1,799
Tencent Holdings (HKD)	572,900	11,191
VeriSign (1)(2)	12,400	1,083
Yahoo! (2)	55,300	1,839
Yahoo! Japan (JPY)	1,303,300	5,297
		126,917
IT Services 1.6%		
Accenture, Class A	21,300	2,226
Automatic Data Processing	21,373	1,811
Cognizant Technology Solutions (2)	34,300	2,059
Fidelity National Information	20,900	1,266
First Data, Class A (2)	24,600	394
Fiserv (2)	53,900	4,930
IBM	18,299	2,518
Infosys, ADR	273,500	4,581
MasterCard, Class A	213,900	20,825
PayPal Holdings (2)	65,200	2,360
Visa, Class A	263,000	20,396
		63,366
Semiconductor & Semiconductor Equipment 1.3%		
Applied Materials	223,775	4,178
ASML Holding (EUR)	40,561	3,615
Avago Technologies	63,600	9,231
Intel	59,600	2,053
Lam Research	19,500	1,549
Microchip Technology	40,700	1,894
Micron Technology (2)	445,000	6,301
NXP Semiconductors (2)	28,700	2,418
Taiwan Semiconductor Manufacturing (TWD)	2,247,969	9,700

Texas Instruments	134,900	7,394
Tokyo Electron (JPY)	43,200	2,593
		50,926
Software 2.0%		
CA	246,200	7,032
Electronic Arts (2)	37,000	2,543
Microsoft	797,665	44,255
Oracle	64,800	2,367
Red Hat (2)	73,800	6,111
salesforce.com (2)	138,700	10,874
ServiceNow (2)	38,000	3,289
		76,471
Technology Hardware, Storage & Peripherals 0.9%		
Apple	229,900	24,199
Canon (JPY) (1)	71,700	2,173
EMC	28,300	727
Samsung Electronics (KRW)	2,289	2,444
Seagate Technology (1)	48,500	1,778
Western Digital	59,300	3,561
		34,882
Total Information Technology		385,993
MATERIALS 2.0%		
Chemicals 1.3%		
Air Products & Chemicals	8,700	1,132
Airgas	11,100	1,535
Asahi Kasei (JPY)	638,000	4,318
Ashland	71,800	7,374
BASF (EUR)	66,170	5,059
Celanese, Series A	119,300	8,033
CF Industries	12,100	494
Ecolab	39,100	4,472

Paper & Forest Products 0.1%		
West Fraser Timber (CAD)	93,500	3,550
		3,550
Total Materials		77,801
TELECOMMUNICATION SERVICES 1.6%		
Diversified Telecommunication Services 1.1%		
AT&T	112,422	3,869
Frontier Communications (1)	340,300	1,589
KT (KRW)	131,588	3,162
Nippon Telegraph & Telephone (JPY)	324,600	12,887
Telecom Italia (EUR)	3,477,397	3,557
Telefonica (EUR)	476,648	5,261
Telefonica Deutschland Holding (EUR)	796,844	4,254
Telstra (AUD)	480,165	1,948
Verizon Communications	105,600	4,881
		41,408
Wireless Telecommunication Services 0.5%		
America Movil, ADR	162,600	2,286
Softbank (JPY)	75,700	3,815
T-Mobile US (2)	124,100	4,855
Vodafone, ADR	290,063	9,357
		20,313
Total Telecommunication Services		61,721
UTILITIES 2.2%		
Electric Utilities 1.0%		
American Electric Power	100,200	5,839
Edison International	111,100	6,578
Entergy	38,800	2,652
Exelon	52,080	1,446
FirstEnergy	440,179	13,967

SSE (GBP)	229,114	5,130
XCEL Energy	61,400	2,205
		37,817
Gas Utilities 0.0%		
Atmos Energy	14,400	908
		908
Independent Power & Renewable Electricity Producers 0.2%		
AES	704,900	6,746
		6,746
Multi-Utilities 1.0%		
CenterPoint Energy	204,300	3,751
DTE Energy	17,600	1,412
E.ON (EUR)	253,450	2,453
Engie (EUR)	368,482	6,521
National Grid (GBP)	639,747	8,799
NiSource	114,420	2,232
PG&E	270,500	14,387
		39,555
Total Utilities		85,026
Total Common Stocks (Cost $1,648,632)		2,448,805
CORPORATE BONDS 9.6%		
21st Century Fox America, 3.70%, 10/15/25 (3)	525,000	524
21st Century Fox America, 4.50%, 2/15/21	475,000	511
21st Century Fox America, 6.20%, 12/15/34	500,000	566
Abbey National Treasury Services, 1.375%, 3/13/17	1,200,000	1,195
Abbey National Treasury Services, 2.35%, 9/10/19	1,375,000	1,375
AbbVie, 1.75%, 11/6/17	1,500,000	1,497
AbbVie, 4.50%, 5/14/35	1,900,000	1,861
ABN AMRO Bank, 4.75%, 7/28/25 (3)	940,000	937

ACE INA Holdings, 3.35%, 5/15/24	1,150,000	1,160
ACE INA Holdings, 5.90%, 6/15/19	335,000	375
Actavis Funding, 3.45%, 3/15/22	3,080,000	3,080
Aetna, 1.50%, 11/15/17	165,000	165
Aetna, 2.20%, 3/15/19	595,000	592
Agilent Technologies, 3.20%, 10/1/22	710,000	689
Agilent Technologies, 3.875%, 7/15/23	975,000	975
AHS Hospital, 5.024%, 7/1/45	1,600,000	1,596
AIA Group, 2.25%, 3/11/19 (3)	395,000	393
AIA Group, 3.20%, 3/11/25 (3)	1,020,000	982
Alabama Power, 3.75%, 3/1/45	1,065,000	958
Alcoa, 5.95%, 2/1/37	335,000	268
Alfa, 5.25%, 3/25/24 (3)	395,000	402
Allstate, 5.55%, 5/9/35	1,000,000	1,159
Altria Group, 4.75%, 5/5/21	535,000	581
America Movil, 2.375%, 9/8/16	225,000	226
America Movil, 5.625%, 11/15/17	500,000	535
America Movil, 6.375%, 3/1/35	300,000	337
American Airlines, Series 2013-2, 4.95%, 7/15/24	889,525	943
American Airlines, Series 2014-1, Class A, 3.70%, 4/1/28	1,214,953	1,215
American Airlines, Series 2015-1, Class A, 3.375%, 11/1/28	3,037,320	2,939
American Campus Communities, 3.35%, 10/1/20	585,000	586
American Express Credit, 2.125%, 7/27/18	1,675,000	1,686
American Honda Finance, 1.50%, 9/11/17 (3)	340,000	340
American International Group, 2.30%, 7/16/19	1,080,000	1,071
Ameriprise Financial, 7.30%, 6/28/19	290,000	335
AmerisourceBergen, 3.50%, 11/15/21	95,000	97
Amgen, 5.75%, 3/15/40	325,000	351
Anthem, 1.875%, 1/15/18	290,000	289
Anthem, 4.65%, 1/15/43	915,000	870

AON, 2.80%, 3/15/21	2,085,000	2,075
Apache, 3.625%, 2/1/21	495,000	489
Appalachian Power, 4.45%, 6/1/45	2,450,000	2,341
Arrow Electronics, 3.00%, 3/1/18	550,000	550
Arrow Electronics, 4.00%, 4/1/25	580,000	556
AT&T, 3.00%, 6/30/22	1,805,000	1,755
Atmos Energy, 4.15%, 1/15/43	1,500,000	1,452
AutoZone, 4.00%, 11/15/20	825,000	868
AvalonBay Communities, 5.70%, 3/15/17	410,000	429
AvalonBay Communities, 5.75%, 9/15/16	530,000	546
Baidu, 2.75%, 6/9/19	1,240,000	1,235
Baltimore Gas & Electric, 3.35%, 7/1/23	1,750,000	1,772
Bank of America, 3.875%, 3/22/17	775,000	795
Bank of America, 4.10%, 7/24/23	1,325,000	1,370
Bank of America, 4.125%, 1/22/24	1,200,000	1,236
Bank of America, 4.20%, 8/26/24	600,000	601
Bank of Montreal, 1.30%, 7/14/17	1,250,000	1,248
Bank of Montreal, 2.375%, 1/25/19	1,600,000	1,614
Bank of Nova Scotia, 1.375%, 7/15/16	1,050,000	1,053
Bank of Tokyo-Mitsubishi, 1.45%, 9/8/17 (3)	1,275,000	1,263
Bank of Tokyo-Mitsubishi, 1.55%, 9/9/16 (3)	1,700,000	1,702
Banque Federale Credit Mutuel, 2.50%, 10/29/18 (3)	2,000,000	2,012
Barclays, 3.65%, 3/16/25	1,570,000	1,516
Baxalta, 2.00%, 6/22/18 (3)	325,000	322
BB&T, 2.05%, 6/19/18	915,000	919
BB&T, 2.25%, 2/1/19	1,200,000	1,204
Beam, 1.75%, 6/15/18	1,350,000	1,333
Biogen, 3.625%, 9/15/22	1,095,000	1,109
BNP Paribas, 2.70%, 8/20/18	1,340,000	1,358
Boardwalk Pipelines, 4.95%, 12/15/24	780,000	678

Boardwalk Pipelines, 5.50%, 2/1/17	1,380,000	1,398
Boston Properties, 3.125%, 9/1/23	625,000	608
Boston Properties, 4.125%, 5/15/21	375,000	393
BP Capital Markets, 1.375%, 11/6/17	745,000	739
BPCE, 4.50%, 3/15/25 (3)	1,000,000	959
BPCE, 5.70%, 10/22/23 (3)	1,700,000	1,778
Brinker International, 2.60%, 5/15/18	155,000	155
British Sky Broadcasting Group, 2.625%, 9/16/19 (3)	355,000	352
Brixmor Operating Partnership, 3.875%, 8/15/22	970,000	966
Buckeye Partners, 6.05%, 1/15/18	300,000	308
Bunge Limited Finance, 3.50%, 11/24/20	1,215,000	1,209
Burlington Northern Santa Fe, 4.375%, 9/1/42	1,400,000	1,325
Burlington Northern Santa Fe, 6.15%, 5/1/37	650,000	762
Camden Property Trust, 2.95%, 12/15/22	565,000	544
Canadian Natural Resources, 1.75%, 1/15/18	415,000	406
Canadian Natural Resources, 3.45%, 11/15/21	1,155,000	1,090
Canadian Natural Resources, 6.45%, 6/30/33	500,000	484
Canadian Pacific Railroad, 7.25%, 5/15/19	200,000	228
Capital One Bank, 2.15%, 11/21/18	1,000,000	991
Capital One National Association, 1.50%, 9/5/17	1,800,000	1,786
Carnival, 1.20%, 2/5/16	640,000	640
Carpenter Technology, 4.45%, 3/1/23	790,000	755
Caterpillar, 6.05%, 8/15/36	100,000	118
Catholic Health Initiatives, 1.60%, 11/1/17	265,000	265
Catholic Health Initiatives, 2.60%, 8/1/18	360,000	362
CC Holdings, 3.849%, 4/15/23	440,000	432
Celgene, 2.30%, 8/15/18	825,000	829
Celgene, 3.55%, 8/15/22	1,700,000	1,716
Celulosa Arauco y Constitucion, 4.50%, 8/1/24	1,450,000	1,441
Charter Communications Operating, 4.464%, 7/23/22 (3)	2,500,000	2,496

Chevron, 2.427%, 6/24/20	750,000	749
Citigroup, 2.15%, 7/30/18	5,480,000	5,476
Citigroup, 4.45%, 9/29/27	1,720,000	1,709
Citizens Bank, 2.30%, 12/3/18	1,940,000	1,938
CMS Energy, 4.70%, 3/31/43	840,000	832
CMS Energy, 4.875%, 3/1/44	1,200,000	1,217
CNA Financial, 3.95%, 5/15/24	315,000	314
CNA Financial, 5.875%, 8/15/20	800,000	891
Columbia Pipeline Group, 3.30%, 6/1/20 (3)	1,300,000	1,274
Commonwealth Bank of Australia, 1.125%, 3/13/17	1,300,000	1,296
Commonwealth Bank of Australia, 4.50%, 12/9/25 (3)	1,750,000	1,731
Continental Airlines, 4.75%, 7/12/22	222,740	233
Countrywide Financial, 6.25%, 5/15/16	708,000	720
Cox Communications, 6.25%, 6/1/18 (3)	300,000	322
Credit Suisse New York, 1.375%, 5/26/17	1,900,000	1,890
Credit Suisse New York, 3.625%, 9/9/24	1,250,000	1,259
Crown Castle Towers, 3.222%, 5/15/22 (3)	45,000	44
Crown Castle Towers, 3.663%, 5/15/45 (3)	485,000	467
Crown Castle Towers, 6.113%, 1/15/40 (3)	1,043,000	1,136
CVS Health, 5.125%, 7/20/45	1,900,000	2,003
Daimler Finance North America, 1.45%, 8/1/16 (3)	1,000,000	1,001
Danaher, 2.40%, 9/15/20	645,000	645
DCP Midstream Operating, 2.50%, 12/1/17	585,000	518
DCP Midstream Operating, 5.60%, 4/1/44	340,000	207
DDR, 3.375%, 5/15/23	695,000	656
DDR, 4.25%, 2/1/26	1,010,000	983
Delhaize Group, 6.50%, 6/15/17	400,000	423
Delphi, 4.15%, 3/15/24	745,000	754
Delphi Automotive, 3.15%, 11/19/20	1,825,000	1,821
Delta Airlines, 7.75%, 6/17/21	450,697	505

Delta Airlines, ETC, 4.95%, 5/23/19	163,055	172
Devon Financing, 7.875%, 9/30/31	975,000	1,005
Discover Bank, 2.00%, 2/21/18	1,600,000	1,589
Discover Financial Services, 3.75%, 3/4/25	590,000	567
Discover Financial Services, 10.25%, 7/15/19	400,000	482
DNB NOR Bank, 3.20%, 4/3/17 (3)	1,250,000	1,274
Dominion Resources, 2.75%, 9/15/22	200,000	193
Dow Chemical, 4.25%, 11/15/20	326,000	341
Eaton, 1.50%, 11/2/17	140,000	139
Eaton Vance, 3.625%, 6/15/23	750,000	753
Enbridge Energy Partners, 5.50%, 9/15/40	600,000	470
Energy East, 6.75%, 9/15/33	1,000,000	1,101
Energy Transfer Partners, 5.20%, 2/1/22	1,245,000	1,154
EnLink Midstream Partners, 2.70%, 4/1/19	370,000	338
Enterprise Products Operations, 4.85%, 8/15/42	475,000	382
Enterprise Products Operations, 5.10%, 2/15/45	1,000,000	831
Enterprise Products Operations, 6.30%, 9/15/17	195,000	205
EOG Resources, 2.625%, 3/15/23	500,000	472
EOG Resources, 6.875%, 10/1/18	500,000	558
EQT Midstream Partners, 4.00%, 8/1/24	1,900,000	1,566
ERAC USA Finance, 2.75%, 3/15/17 (3)	410,000	415
ERAC USA Finance, 2.80%, 11/1/18 (3)	170,000	172
ERAC USA Finance, 3.85%, 11/15/24 (3)	435,000	436
ERAC USA Finance, 4.50%, 2/15/45 (3)	505,000	469
Eversource Energy, 1.60%, 1/15/18	380,000	377
Expedia, 5.00%, 2/15/26 (3)	1,810,000	1,774
Federal Realty Investment Trust, 2.75%, 6/1/23	1,500,000	1,435
Fidelity National Information Services, 1.45%, 6/5/17	285,000	282
Fifth Third Bancorp, 1.45%, 2/28/18	1,200,000	1,187
Fifth Third Bancorp, 3.50%, 3/15/22	340,000	346

First American Financial, 4.60%, 11/15/24	415,000	421
FirstEnergy, 2.75%, 3/15/18	750,000	755
FirstEnergy Transmission, 4.35%, 1/15/25 (3)	1,310,000	1,329
FMR, 4.95%, 2/1/33 (3)	740,000	778
Ford Motor Credit, 2.24%, 6/15/18	1,300,000	1,284
Ford Motor Credit, 2.551%, 10/5/18	1,745,000	1,733
Ford Motor Credit, 5.75%, 2/1/21	600,000	665
Franklin Resources, 4.625%, 5/20/20	300,000	324
Fresnillo, 5.50%, 11/13/23 (3)	805,000	813
GATX, 1.25%, 3/4/17	440,000	436
GATX, 2.60%, 3/30/20	160,000	156
GATX, 4.85%, 6/1/21	1,000,000	1,051
GE Capital, 5.30%, 2/11/21	232,000	261
GE Capital, 5.50%, 1/8/20	72,000	81
GE Capital, 6.875%, 1/10/39	172,000	234
GE Capital International Funding, 0.964%, 4/15/16 (3)	865,000	865
GE Capital International Funding, 2.342%, 11/15/20 (3)	877,000	870
GE Capital International Funding, 4.418%, 11/15/35 (3)	611,000	623
General Mills, 0.875%, 1/29/16	325,000	325
General Motors, 3.50%, 10/2/18	1,165,000	1,177
General Motors, 4.00%, 4/1/25	1,120,000	1,061
General Motors Financial, 3.10%, 1/15/19	1,180,000	1,183
George Washington University, 4.30%, 9/15/44	975,000	939
Gilead Sciences, 3.25%, 9/1/22	875,000	880
GoldCorp, 2.125%, 3/15/18	1,705,000	1,653
GoldCorp, 3.625%, 6/9/21	1,260,000	1,183
Goldman Sachs, 2.625%, 1/31/19	1,700,000	1,714
Goldman Sachs, 2.75%, 9/15/20	1,300,000	1,298
Goldman Sachs, 2.90%, 7/19/18	800,000	816
Goldman Sachs, 4.25%, 10/21/25	1,865,000	1,852

Goldman Sachs, 5.15%, 5/22/45	970,000	941
Goldman Sachs, 5.625%, 1/15/17	1,200,000	1,246
Goldman Sachs, 5.75%, 1/24/22	380,000	432
Goldman Sachs, 6.75%, 10/1/37	700,000	818
Grain Spectrum Funding, 4.00%, 10/10/18 (3)	2,300,000	2,344
Harley Davidson Financial Services, 2.70%, 3/15/17 (3)	500,000	507
Harris, 3.832%, 4/27/25	570,000	561
Healthcare Realty Trust, 3.75%, 4/15/23	1,010,000	985
Heathrow Funding, 4.875%, 7/15/23 (3)	935,000	1,007
Holcim, 5.15%, 9/12/23 (3)	1,200,000	1,286
Holcim, 6.00%, 12/30/19 (3)	800,000	880
Home Depot, 5.40%, 3/1/16	525,000	529
Howard Hughes Medical Institute, 3.50%, 9/1/23	1,280,000	1,331
HP Enterprise, 2.45%, 10/5/17 (3)	2,900,000	2,898
HPHT Finance, 2.25%, 3/17/18 (3)	901,000	895
HSBC Bank, 1.50%, 5/15/18 (3)	1,500,000	1,480
HSBC Bank USA, 5.875%, 11/1/34	950,000	1,099
Humana, 2.625%, 10/1/19	300,000	300
Hutchinson Whampoa Finance, 1.625%, 10/31/17 (3)	1,900,000	1,886
Hyatt Hotels, 3.375%, 7/15/23	275,000	261
Hyundai Capital America, 2.125%, 10/2/17 (3)	680,000	676
Hyundai Capital America, 2.55%, 2/6/19 (3)	1,720,000	1,708
Hyundai Capital America, 3.75%, 4/6/16 (3)	450,000	452
Hyundai Capital Services, 3.50%, 9/13/17 (3)	530,000	540
Hyundai Capital Services, 4.375%, 7/27/16 (3)	200,000	203
Illinois Tool Works, 3.90%, 9/1/42	1,200,000	1,133
Imperial Tobacco Finance, 2.05%, 2/11/18 (3)	1,680,000	1,672
Imperial Tobacco Finance, 2.05%, 7/20/18 (3)	670,000	666
Intercontinental Exchange, 2.50%, 10/15/18	455,000	459
Intercontinental Exchange, 2.75%, 12/1/20	965,000	962

International Paper, 4.80%, 6/15/44	1,375,000	1,245
Interpublic Group of Companies, 2.25%, 11/15/17	725,000	724
Interpublic Group of Companies, 4.00%, 3/15/22	450,000	452
Interpublic Group of Companies, 4.20%, 4/15/24	585,000	580
Intesa Sanpaolo, 5.017%, 6/26/24 (3)	1,145,000	1,119
Invesco Finance, 3.125%, 11/30/22	480,000	473
J.B. Hunt Transportation Services, 2.40%, 3/15/19	255,000	255
Jefferies Group, 6.25%, 1/15/36	650,000	597
John Deere Capital, 1.70%, 1/15/20	845,000	822
John Deere Capital, 5.50%, 4/13/17	1,175,000	1,237
JPMorgan Chase, 1.625%, 5/15/18	1,150,000	1,142
JPMorgan Chase, 2.00%, 8/15/17	655,000	658
JPMorgan Chase, 2.75%, 6/23/20	2,445,000	2,450
JPMorgan Chase, 3.375%, 5/1/23	595,000	582
JPMorgan Chase, 4.50%, 1/24/22	2,000,000	2,153
Kaiser Permanente, 3.50%, 4/1/22	625,000	633
Kansas Gas & Electric, 6.70%, 6/15/19 (3)	280,000	320
Keysight Technologies, 3.30%, 10/30/19	1,870,000	1,841
Kilroy Realty, 4.375%, 10/1/25	480,000	489
Kinder Morgan, 2.00%, 12/1/17	535,000	515
Kinder Morgan Finance, 5.70%, 1/5/16	1,000,000	1,000
Kroger, 4.00%, 2/1/24	940,000	976
Lender Processing Services, 5.75%, 4/15/23	1,049,000	1,094
Liberty Mutual Group, 4.25%, 6/15/23 (3)	410,000	417
Lloyds Bank, 2.35%, 9/5/19	1,900,000	1,899
Lloyds Bank, 4.875%, 1/21/16	600,000	600
Lloyds Banking, 4.582%, 12/10/25 (3)	935,000	939
Lockheed Martin, 4.70%, 5/15/46	2,100,000	2,151
Macquarie Bank, 1.65%, 3/24/17 (3)	1,400,000	1,398
Magellan Midstream Partners, 6.55%, 7/15/19	155,000	168

Manufacturers & Traders Trust, 1.25%, 1/30/17	960,000	957
Manufacturers & Traders Trust, VR, 1.637%, 12/28/20	834,000	827
Marathon Oil, 6.00%, 10/1/17	700,000	713
Marsh & McLennan, 2.35%, 9/10/19	1,500,000	1,495
Marsh & McLennan, 2.55%, 10/15/18	495,000	500
Marsh & McLennan, 3.50%, 6/3/24	630,000	625
MassMutual Global Funding II, 2.10%, 8/2/18 (3)	1,600,000	1,608
Mayo Clinic, 4.00%, 11/15/47	1,500,000	1,421
McKesson, 1.292%, 3/10/17	770,000	768
McKesson, 6.00%, 3/1/41	900,000	1,041
Mead Johnson Nutrition, 4.125%, 11/15/25	200,000	201
Merrill Lynch, 6.11%, 1/29/37	900,000	1,021
Merrill Lynch, 6.50%, 7/15/18	1,575,000	1,738
Merrill Lynch, 6.75%, 6/1/28	700,000	846
MetLife, 4.875%, 11/13/43	1,100,000	1,151
MetLife, 6.75%, 6/1/16	290,000	296
MidAmerican Energy Holdings, 5.15%, 11/15/43	1,350,000	1,426
Morgan Stanley, 2.125%, 4/25/18	1,100,000	1,102
Morgan Stanley, 3.95%, 4/23/27	2,160,000	2,097
Morgan Stanley, 4.30%, 1/27/45	1,150,000	1,090
Morgan Stanley, 4.75%, 3/22/17	1,175,000	1,217
Morgan Stanley, 6.25%, 8/9/26	755,000	886
Morgan Stanley, 6.625%, 4/1/18	750,000	822
Nabors Industries, 2.35%, 9/15/16	265,000	263
Nabors Industries, 5.00%, 9/15/20	250,000	223
National Bank of Canada, 1.45%, 11/7/17	1,100,000	1,093
National Rural Utilities Cooperative Finance, 2.35%, 6/15/20	725,000	718
Nationwide Building Society, 2.35%, 1/21/20 (3)	560,000	557
NBC Universal, 1.974%, 4/15/19 (3)	855,000	854
New York Life Global Funding, 1.30%, 10/30/17 (3)	1,150,000	1,145

Newcrest Finance, 4.20%, 10/1/22 (3)	980,000	850
Newell Rubbermaid, 3.90%, 11/1/25	455,000	417
Nissan Motor Acceptance, 1.95%, 9/12/17 (3)	1,300,000	1,302
Noble Holding International, 3.05%, 3/1/16	250,000	249
Nordea Bank, 4.875%, 5/13/21 (3)	1,450,000	1,550
Norfolk Southern, 3.00%, 4/1/22	1,085,000	1,073
Norfolk Southern, 7.80%, 5/15/27	19,000	25
Northern Trust, 2.375%, 8/2/22	1,100,000	1,079
Northern Trust, 6.50%, 8/15/18	250,000	278
NSTAR Electric, 2.375%, 10/15/22	565,000	544
O'Reilly Automotive, 3.80%, 9/1/22	370,000	375
O'Reilly Automotive, 4.875%, 1/14/21	1,000,000	1,087
Occidental Petroleum, 4.125%, 6/1/16	540,000	547
Origin Energy Finance, 3.50%, 10/9/18 (3)	1,210,000	1,182
PACCAR Financial, 1.60%, 3/15/17	460,000	461
PacifiCorp, 3.85%, 6/15/21	900,000	947
Packaging Corporation of America, 3.65%, 9/15/24	785,000	764
Packaging Corporation of America, 4.50%, 11/1/23	395,000	413
Partners Healthcare, 3.443%, 7/1/21	1,150,000	1,183
Penske Truck Leasing, 2.875%, 7/17/18 (3)	235,000	237
Penske Truck Leasing, 3.20%, 7/15/20 (3)	1,250,000	1,243
Perrigo, 2.30%, 11/8/18	330,000	325
Philip Morris International, 2.50%, 5/16/16	1,000,000	1,006
Phillips 66, 2.95%, 5/1/17	685,000	694
Pioneer Natural Resources, 3.45%, 1/15/21	2,125,000	1,962
Plains All American Pipeline, 5.75%, 1/15/20	900,000	891
PNC Funding, 3.30%, 3/8/22	1,100,000	1,120
PNC Funding, 6.70%, 6/10/19	590,000	676
PPL Capital Funding, 1.90%, 6/1/18	190,000	188
Priceline Group, 3.65%, 3/15/25	1,515,000	1,478

Principal Financial Group, 3.40%, 5/15/25	2,460,000	2,396
Principal Life Global Funding II, 1.125%, 2/24/17 (3)	1,200,000	1,197
Progress Energy, 4.40%, 1/15/21	450,000	476
Providence Health & Services, 4.379%, 10/1/23	1,310,000	1,408
Prudential Financial, 5.40%, 6/13/35	1,000,000	1,091
Public Service Company of Colorado, 3.20%, 11/15/20	325,000	336
QVC, 4.375%, 3/15/23	770,000	731
QVC, 4.45%, 2/15/25	140,000	130
QVC, 4.85%, 4/1/24	1,645,000	1,569
RCI Banque, 4.60%, 4/12/16 (3)	300,000	302
Regency Centers, 5.875%, 6/15/17	919,000	969
Regions Bank, 2.25%, 9/14/18	2,060,000	2,058
Reinsurance Group of America, 5.00%, 6/1/21	630,000	679
Reliance Holdings USA, 5.40%, 2/14/22 (3)	650,000	704
Republic Services, 5.50%, 9/15/19	400,000	440
Reynolds American, 2.30%, 6/12/18	1,400,000	1,409
Rio Tinto Finance USA, 1.375%, 6/17/16	1,700,000	1,695
Rogers Communications, 3.625%, 12/15/25	610,000	600
Roper Industries, 1.85%, 11/15/17	145,000	145
Roper Industries, 2.05%, 10/1/18	595,000	591
Roper Industries, 6.25%, 9/1/19	300,000	333
Roper Technologies, 3.00%, 12/15/20	1,160,000	1,157
Rowan Companies, 5.00%, 9/1/17	560,000	556
Royal Bank of Canada, 2.20%, 7/27/18	600,000	606
SABMiller, 2.45%, 1/15/17 (3)	600,000	605
SABMiller, 6.50%, 7/15/18 (3)	350,000	386
Samarco Mineracao, 5.375%, 9/26/24 (3)	1,415,000	474
SBA Tower Trust, 3.598%, 4/15/43 (3)	1,140,000	1,140
Schlumberger, 2.65%, 1/15/16 (3)	1,100,000	1,100
Sempra Energy, 2.30%, 4/1/17	1,000,000	1,007

Sempra Energy, 6.50%, 6/1/16	475,000	485
SESI, 6.375%, 5/1/19	1,215,000	1,148
Sherwin Williams, 1.35%, 12/15/17	880,000	873
Simon Property Group, 2.15%, 9/15/17	900,000	908
Sirius XM Radio, 5.25%, 8/15/22 (3)	1,700,000	1,789
Skandinaviska Enskilda Banken, 2.375%, 11/20/18 (3)	1,500,000	1,508
Solvay Finance, 3.40%, 12/3/20 (3)	1,890,000	1,871
Southeast Supply Header, 4.25%, 6/15/24 (3)	905,000	868
Southern Company, 2.45%, 9/1/18	1,300,000	1,313
Southern Copper, 5.875%, 4/23/45	1,520,000	1,170
Southern Power, 1.85%, 12/1/17	240,000	240
Southern Power, 5.15%, 9/15/41	1,200,000	1,122
Southwestern Energy, 3.30%, 1/23/18	285,000	225
Spectra Energy Capital, 3.30%, 3/15/23	1,075,000	920
Spectra Energy Capital, 5.65%, 3/1/20	165,000	173
Spectra Energy Partners, 4.50%, 3/15/45	1,240,000	953
Spectra Energy Partners, 4.75%, 3/15/24	1,145,000	1,116
Standard Chartered, 1.50%, 9/8/17 (3)	2,300,000	2,277
State Street, 3.10%, 5/15/23	265,000	261
Stryker, 1.30%, 4/1/18	1,200,000	1,191
Sumitomo Mitsui Banking, 1.95%, 7/23/18	1,850,000	1,840
Sumitomo Mitsui Banking, 2.50%, 7/19/18	1,270,000	1,282
Suncor Energy, 6.10%, 6/1/18	850,000	913
SunTrust Banks, 1.35%, 2/15/17	1,200,000	1,199
SunTrust Banks, 2.35%, 11/1/18	345,000	347
Svenska Handelsbanken, 1.625%, 3/21/18	1,300,000	1,294
Tampa Electric, 6.15%, 5/15/37	1,000,000	1,220
Teachers Insurance and Annuity, 4.90%, 9/15/44 (3)	1,800,000	1,819
Telefonica Emisiones, 3.992%, 2/16/16	315,000	316
The Travelers Companies, 6.25%, 6/15/37	750,000	944

Thermo Fisher Scientific, 2.15%, 12/14/18	2,400,000	2,399
Thermo Fisher Scientific, 2.40%, 2/1/19	355,000	355
Thomson Reuters, 0.875%, 5/23/16	470,000	470
Thomson Reuters, 6.50%, 7/15/18	400,000	442
Time Warner Cable, 4.00%, 9/1/21	200,000	202
Time Warner Cable, 5.00%, 2/1/20	485,000	513
Time Warner Cable, 6.55%, 5/1/37	565,000	570
Time Warner Cable, 6.75%, 7/1/18	320,000	350
Time Warner Cable, 6.75%, 6/15/39	530,000	543
Time Warner Cable, 8.25%, 4/1/19	595,000	684
Time Warner Cable, 8.75%, 2/14/19	105,000	122
Toronto-Dominion Bank, 1.40%, 4/30/18	800,000	795
Toronto-Dominion Bank, 2.375%, 10/19/16	800,000	808
Toyota Capital International, 1.50%, 2/17/17	500,000	500
Toyota Motor Credit, 2.80%, 1/11/16	800,000	800
Transocean, VR, 6.625%, 12/15/21	1,160,000	754
Transurban Finance, 4.125%, 2/2/26 (3)	335,000	329
Trinity Health Credit Group, 4.125%, 12/1/45	725,000	687
Tyson Foods, 2.65%, 8/15/19	520,000	520
Tyson Foods, 4.50%, 6/15/22	200,000	213
United Airlines, ETC, Series 2014-1, Class B, 4.75%, 10/11/23	504,609	504
United Airlines, ETC, Series 2014-2, Class A, 3.75%, 3/3/28	230,000	232
UnitedHealth Group, 3.75%, 7/15/25	645,000	664
UnitedHealth Group, 4.70%, 2/15/21	835,000	914
UnitedHealth Group, 4.75%, 7/15/45	1,235,000	1,293
UNUM Group, 5.625%, 9/15/20	200,000	220
Valeant Pharmaceuticals, 5.875%, 5/15/23 (3)	640,000	573
Valero Energy, 6.125%, 6/15/17	500,000	526
Ventas Realty, 1.55%, 9/26/16	695,000	696
Ventas Realty, 2.00%, 2/15/18	450,000	449

Verizon Communications, 2.625%, 2/21/20	804,000	808
Verizon Communications, 4.862%, 8/21/46	2,640,000	2,492
Verizon Communications, 5.15%, 9/15/23	2,200,000	2,413
Voya Financial, VR, 2.90%, 2/15/18	1,060,000	1,071
Wal-Mart Stores, 5.25%, 9/1/35	250,000	285
Wal-Mart Stores, 6.20%, 4/15/38	325,000	408
Walgreens Boots Alliance, 1.75%, 11/17/17	195,000	194
WEA Finance, 3.25%, 10/5/20 (3)	720,000	723
Wells Fargo, 5.625%, 12/11/17	800,000	859
Wesfarmers, 1.874%, 3/20/18 (3)	1,300,000	1,290
Wesfarmers, 2.983%, 5/18/16 (3)	290,000	292
West Fraser Timber, 4.35%, 10/15/24 (3)	800,000	746
Westpac Banking, 1.60%, 1/12/18	1,200,000	1,198
Westpac Banking, 2.25%, 7/30/18	1,025,000	1,032
Williams Companies, 4.55%, 6/24/24	975,000	678
Williams Partners, 5.25%, 3/15/20	775,000	720
WPP Finance 2010, 3.75%, 9/19/24	1,310,000	1,301
Xerox, 2.95%, 3/15/17	160,000	161
Total Corporate Bonds (Cost $380,517)		379,462
ASSET-BACKED SECURITIES 1.3%		
Ally Master Owner Trust Series 2012-5, Class A 1.54%, 9/15/19	2,140,000	2,127
American Express Credit Account Master Trust Series 2013-1, Class A, VR 0.751%, 2/16/21	2,115,000	2,115
AmeriCredit Automobile Receivables Trust Series 2012-4, Class C 1.93%, 8/8/18	290,000	290
AmeriCredit Automobile Receivables Trust Series 2013-2, Class D 2.42%, 5/8/19	1,620,000	1,624

Arbys Funding Series 2015-1A, Class A2 4.969%, 10/30/45 (3)	3,225,000	3,205
Ascentium Equipment Receivables Series 2015-1A, Class A3 1.61%, 10/13/20 (3)	831,000	827
Avis Budget Rental Car Funding Series 2013-1A, Class A 1.92%, 9/20/19 (3)	2,335,000	2,318
Avis Budget Rental Car Funding Series 2014-1A, Class A 2.46%, 7/20/20 (3)	2,875,000	2,885
Bank of America Credit Card Trust Series 2007-A1, Class A1 5.17%, 6/15/19	3,000,000	3,119
Barclays Dryrock Issuance Trust Series 2015-1, Class A 2.20%, 12/15/22	235,000	234
Capital Auto Receivables Asset Trust Series 2015-4, Class A4 2.01%, 7/20/20	410,000	405
CarMax Auto Owner Trust Series 2013-3, Class A3 0.97%, 4/16/18	580,273	579
CKE Restaurants Series 2013-1A, Class A2 4.474%, 3/20/43 (3)	2,310,588	2,298
DB Master Finance Series 2015-1A, Class A2II 3.98%, 2/20/45 (3)	2,342,300	2,335
Diamond Resorts Owner Trust Series 2013-2, Class A 2.27%, 5/20/26 (3)	671,625	671
Diamond Resorts Owner Trust Series 2014-1, Class A 2.54%, 5/20/27 (3)	1,014,157	1,006
Domino's Pizza Master Issuer Series 2012-1A, Class A2 5.216%, 1/25/42 (3)	852,694	877

Enterprise Fleet Financing Series 2015-1, Class A3 1.74%, 9/20/20 (3)	1,715,000	1,706
Exeter Auto Receivables Trust Series 2014-2A, Class A 1.06%, 8/15/18 (3)	122,123	122
Ford Credit Auto Owner Trust Series 2013-C13, Class A4 1.25%, 10/15/18	230,000	230
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22	2,145,000	2,151
HOA Funding Series 2014-1A, Class A2 4.846%, 8/20/44 (3)	1,876,875	1,706
John Deere Owner Trust Series 2014-B, Class A3 1.07%, 11/15/18	2,005,000	1,996
Kubota Credit Owner Trust Series 2015-1A, Class A3 1.54%, 3/15/19 (3)	1,275,000	1,267
Marriott Vacation Club Owner Trust Seris 2013-1A, Class A 2.15%, 4/22/30 (3)	259,792	255
Nissan Auto Receivables Owner Trust Series 2013-B, Class A3 0.84%, 11/15/17	414,445	414
Nordstrom Private Label Credit Card Master Trust Series 2011-1A, Class A 2.28%, 11/15/19 (3)	1,800,000	1,812
Sierra Receivables Funding Series 2014-3A, Class A 2.30%, 10/20/31 (3)	718,898	717
Sierra Receivables Funding Series 2015-3A, Class A 2.58%, 9/20/32 (3)	656,167	645
SMB Private Education Loan Trust Series 2015-A, Class A2A 2.49%, 6/15/27 (3)	845,000	822

Synchrony Credit Card Master Note Trust Series 2014-1, Class A 1.61%, 11/15/20	3,200,000	3,190
Synchrony Credit Card Master Note Trust Series 2015-2, Class A 1.60%, 4/15/21	1,300,000	1,291
Wendy's Funding Series 2015-1A, Class A2II 4.08%, 6/15/45 (3)	2,992,500	2,968
World Omni Master Owner Trust Series 2013-1, Class A, VR 0.681%, 2/15/18 (3)	1,960,000	1,960
Total Asset-Backed Securities (Cost $50,317)		50,167

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 1.9%

Banc of America Commercial Mortgage Series 2007-4, Class A4, ARM 5.742%, 2/10/51	876,050	911
Banc of America Commercial Mortgage Series 2007-5, Class A4 5.492%, 2/10/51	3,433,277	3,556
Banc of America Commercial Mortgage Series 2008-1, Class A4, ARM 6.215%, 2/10/51	624,141	661
Banc of America Mortgage Securities Series 2004-I Class 3A2, CMO, ARM 2.84%, 10/25/34	43,361	43
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4, ARM 5.713%, 9/11/38	2,504,964	2,521
Citigroup Commercial Mortgage Trust Series 2013-GC15, Class A1 1.378%, 9/10/46	960,032	955
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class AS 4.026%, 5/10/47	235,000	242

Citigroup Commercial Mortgage Trust Series 2014-GC25, Class A1 1.485%, 10/10/47	571,843	566
Citigroup/Deutsche Bank Commercial Mortgage Series 2006-CD3, Class A5 5.617%, 10/15/48	2,961,561	2,991
Commercial Mortgage PTC Series 2007-C9, Class A4, ARM 5.796%, 12/10/49	1,424,247	1,477
Commercial Mortgage PTC Series 2014-LC15, Class B, ARM 4.599%, 4/10/47	2,495,000	2,631
Commercial Mortgage PTC Series 2014-UBS5, Class A1 1.373%, 9/10/47	1,155,614	1,145
Commercial Mortgage PTC Series 2015-LC21, Class A4 3.708%, 7/10/48	3,700,000	3,760
Connecticut Avenue Securities Series 2014-C04, Class 1M1, CMO, ARM 2.372%, 11/25/24	969,190	974
Connecticut Avenue Securities Series 2014-C04, Class 2M1, CMO, ARM 2.522%, 11/25/24	463,728	466
Connecticut Avenue Securities Series 2015-C01, Class 1M1, CMO, ARM 1.922%, 2/25/25	222,750	223
Connecticut Avenue Securities Series 2015-C01, Class 2M1, CMO, ARM 1.922%, 2/25/25	64,825	65
Connecticut Avenue Securities Series 2015-C03, Class 1M1, CMO, ARM 1.922%, 7/25/25	1,039,426	1,040
Connecticut Avenue Securities Series 2015-C03, Class 2M1, CMO, ARM 1.922%, 7/25/25	2,326,591	2,326
FREMF Mortgage Trust Series 2013-K33, Class B, ARM 3.503%, 8/25/46 (3)	3,000,000	2,902

FREMF Mortgage Trust Series 2015-K45, Class B, ARM 3.591%, 4/25/48 (3)	685,000	610
FREMF Mortgage Trust Series 2015-K47, Class B, ARM 3.60%, 6/25/48 (3)	2,465,000	2,195
FREMF Mortgage Trust Series 2015-K49, Class B, ARM 3.721%, 10/25/48 (3)	735,000	658
FREMF Mortgage Trust Series 2015-K718, Class B, ARM 3.548%, 2/25/22 (3)	1,210,000	1,143
FREMF Mortgage Trust Series 2015-K720, Class B, ARM 3.389%, 7/25/22 (3)	2,440,000	2,136
Goldman Sachs Mortgage Securities Trust Series 2014-GC24, Class A1 1.509%, 9/10/47	2,124,568	2,107
Goldman Sachs Mortgage Securities Trust Series 2015-GC32, Class A4 3.764%, 7/10/48	950,000	971
Greenwich Capital Commercial Funding Series 2007-GG9, Class AM 5.475%, 3/10/39	395,000	404
JPMBB Commercial Mortgage Securities Series 2014-C22, Class A1 1.451%, 9/15/47	784,290	776
JPMBB Commercial Mortgage Securities Series 2014-C23, Class A1 1.65%, 9/15/47	525,967	520
JPMBB Commercial Mortgage Securities Series 2014-C24, Class A1 1.539%, 11/15/47	440,910	435
JPMBB Commercial Mortgage Securities Series 2015-C31, Class A3 3.801%, 8/15/48	2,425,000	2,480
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9, Class A3 5.336%, 5/15/47	3,062,617	3,119

JPMorgan Chase Commercial Mortgage Securities Series 2007-CB20, Class A4, ARM 5.794%, 2/12/51	1,192,919	1,240
JPMorgan Chase Commercial Mortgage Securities Series 2007-LD12, Class A4, ARM 5.882%, 2/15/51	670,000	695
JPMorgan Chase Commercial Mortgage Securities Series 2012-C8, Class A3 2.829%, 10/15/45	1,490,000	1,472
LB-UBS Commercial Mortgage Trust Series 2007-C6, Class AM, ARM 6.114%, 7/15/40	730,000	762
LB-UBS Commercial Mortgage Trust Series 2008-C1, Class AM, ARM 6.087%, 4/15/41	950,000	983
Merrill Lynch Mortgage Trust Series 2006-C2, Class AM, ARM 5.782%, 8/12/43	965,000	982
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class B, ARM 4.464%, 8/15/47	1,670,000	1,699
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C18, Class A1 1.686%, 10/15/47	970,667	963
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class AS, ARM 4.036%, 5/15/48	1,375,000	1,398
Morgan Stanley Capital I Series 2015-MS1, Class A4 3.779%, 5/15/48	1,440,000	1,478
Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M1, CMO, ARM 1.872%, 9/25/24	1,321,396	1,327
Structured Agency Credit Risk Debt Notes Series 2014-HQ3, Class M1, CMO, ARM 2.072%, 10/25/24	610,526	611
Structured Agency Credit Risk Debt Notes Series 2015-DN1, Class M2, CMO, ARM 2.822%, 1/25/25	1,395,000	1,416

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 8.7%

U.S. Government Agency Obligations 6.6% (4)

Federal Home Loan Mortgage		
1.426%, 8/25/17	2,386,998	2,388
1.671%, 9/25/19	1,493,990	1,497
1.749%, 2/25/22	4,065,775	4,054
1.785%, 9/25/22	1,992,861	1,987
1.875%, 4/25/22	4,406,514	4,398
2.413%, 1/25/21	1,001,790	1,021
2.50%, 5/1/28 - 3/1/43	5,992,922	5,981
2.777%, 4/25/23	826,624	849
3.00%, 1/1/29 - 8/1/43	11,968,852	12,013
3.50%, 3/1/42 - 1/1/44	13,263,744	13,671
4.00%, 1/1/25 - 8/1/45	13,856,815	14,676
4.50%, 6/1/39 - 10/1/40	9,611,325	10,372
5.00%, 12/1/35 - 8/1/40	2,859,336	3,137
5.50%, 3/1/18 - 12/1/39	884,543	977
6.00%, 9/1/17 - 8/1/38	82,094	92
6.50%, 8/1/32	29,280	34
7.00%, 6/1/32	30,888	33
Federal Home Loan Mortgage, ARM		
2.39%, 2/1/35	351,976	374
2.435%, 2/1/37	271,348	288
2.474%, 7/1/35	180,144	191
5.821%, 12/1/36	88,208	93
6.043%, 10/1/36	62,900	67
6.079%, 11/1/36	58,573	62
6.104%, 10/1/36	89,489	94
6.421%, 8/1/36	31,311	32

Federal National Mortgage Assn.		
2.50%, 10/1/27 - 7/1/28	6,561,240	6,662
3.00%, 1/1/27 - 5/1/43	28,767,041	29,209
3.50%, 11/1/26 - 11/1/45	48,237,242	49,947
4.00%, 1/1/26 - 1/1/43	27,564,626	29,243
4.50%, 5/1/19 - 8/1/44	10,636,407	11,477
5.00%, 4/1/18 - 7/1/41	8,763,110	9,649
5.50%, 1/1/17 - 9/1/41	8,837,664	9,951
6.00%, 3/1/21 - 5/1/42	7,948,538	9,012
6.50%, 3/1/16 - 8/1/38	1,186,870	1,364
7.00%, 9/1/25 - 4/1/32	76,975	88
7.50%, 9/1/26	829	1
8.00%, 8/1/24 - 7/1/26	6,473	7
Federal National Mortgage Assn., ARM		
2.281%, 7/1/35	146,930	156
2.673%, 1/1/37	169,188	177
6.062%, 9/1/36	17,738	18
Federal National Mortgage Assn., TBA		
3.50%, 1/1/41	9,900,000	10,211
4.00%, 1/1/40	15,030,000	15,900
Vendee Mortgage Trust, CMO, ARM, 9.621%, 3/15/25	6,219	7
		261,460

U.S. Government Obligations 2.1%

Government National Mortgage Assn.		
2.50%, 12/20/42 - 2/20/43	2,193,576	2,136
3.00%, 8/20/42 - 7/20/45	9,587,836	9,745
3.50%, 9/15/41 - 8/20/45	15,402,446	16,082
4.00%, 9/20/40 - 9/20/45	12,187,663	13,035
4.50%, 6/15/39 - 4/15/41	9,427,701	10,268
5.00%, 10/15/34 - 5/20/45	6,599,950	7,319

5.50%, 2/20/34 - 2/20/36	474,630	529
6.00%, 8/20/34 - 4/15/36	253,629	290
6.50%, 6/15/23 - 5/15/28	136,677	156
7.00%, 12/15/23 - 3/15/31	87,491	93
7.50%, 1/15/23 - 1/15/27	66,131	69
8.00%, 11/15/17 - 11/15/25	38,525	41
8.50%, 2/15/17 - 6/20/26	37,989	41
9.00%, 2/15 - 6/20/20	35,094	36
9.50%, 8/15/20 - 3/15/21	3,498	4
10.00%, 8/20/19 - 1/20/20	273	0
Government National Mortgage Assn., ARM, 1.875%, 8/20/23	2,118	2
Government National Mortgage Assn., TBA		
3.50%, 1/1/41	17,030,000	17,747
4.00%, 1/1/41	3,970,000	4,215
		81,808
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $339,517)		343,268

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 7.2%

U.S. Government Agency Obligations 0.2% (4)

Federal National Mortgage Assn., 0.875%, 10/26/17	3,775,000	3,759
Federal National Mortgage Assn., 2.375%, 4/11/16	1,100,000	1,106
Tennessee Valley Authority, 6.25%, 12/15/17	1,975,000	2,165
		7,030

U.S. Treasury Obligations 7.0%

U.S. Treasury Bonds, 2.875%, 8/15/45	7,545,000	7,316
U.S. Treasury Bonds, 3.00%, 11/15/44	2,990,000	2,975
U.S. Treasury Bonds, 3.00%, 5/15/45	9,955,000	9,893
U.S. Treasury Bonds, 3.125%, 11/15/41	7,550,000	7,791

U.S. Treasury Bonds, 3.125%, 2/15/43	3,715,000	3,803
U.S. Treasury Bonds, 3.50%, 2/15/39	295,000	326
U.S. Treasury Bonds, 3.625%, 8/15/43	11,460,000	12,892
U.S. Treasury Bonds, 4.375%, 11/15/39	6,065,000	7,616
U.S. Treasury Bonds, 4.50%, 2/15/36	6,000,000	7,678
U.S. Treasury Bonds, 4.50%, 5/15/38	2,960,000	3,795
U.S. Treasury Bonds, 4.625%, 2/15/40	2,830,000	3,681
U.S. Treasury Bonds, 4.75%, 2/15/41	3,350,000	4,448
U.S. Treasury Bonds, 5.25%, 2/15/29	1,775,000	2,323
U.S. Treasury Bonds, 5.375%, 2/15/31	1,440,000	1,951
U.S. Treasury Bonds, 6.00%, 2/15/26	200,000	267
U.S. Treasury Bonds, 6.50%, 11/15/26	5,425,000	7,585
U.S. Treasury Bonds, 7.25%, 8/15/22	100,000	132
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/24	6,045,078	5,740
U.S. Treasury Notes, 1.375%, 2/29/20	22,695,000	22,436
U.S. Treasury Notes, 1.50%, 5/31/19	6,705,000	6,711
U.S. Treasury Notes, 1.625%, 11/30/20	20,770,000	20,650
U.S. Treasury Notes, 1.625%, 8/31/19 (5)	15,690,000	15,737
U.S. Treasury Notes, 1.625%, 11/15/22	315,000	306
U.S. Treasury Notes, 1.75%, 9/30/19	18,380,000	18,506
U.S. Treasury Notes, 1.75%, 10/31/20	41,980,000	41,914
U.S. Treasury Notes, 2.00%, 2/15/22	8,660,000	8,675
U.S. Treasury Notes, 2.00%, 2/15/25	1,000,000	977
U.S. Treasury Notes, 2.00%, 8/15/25	14,605,000	14,235
U.S. Treasury Notes, 2.125%, 5/15/25	2,840,000	2,801
U.S. Treasury Notes, 2.25%, 11/15/24	12,920,000	12,910
U.S. Treasury Notes, 2.625%, 8/15/20	6,665,000	6,923
U.S. Treasury Notes, 3.125%, 5/15/19	11,365,000	11,992

U.S. Treasury Notes, 3.625%, 2/15/20	850,000	917
		275,902
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $274,494)		282,932

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 1.1%

Autoridad Del Canal De Panama, 4.95%, 7/29/35 (3)	510,000	528
CDP Financial, 3.15%, 7/24/24 (3)	2,500,000	2,515
CNOOC Curtis Funding, 4.50%, 10/3/23 (3)	900,000	932
CNOOC Finance 2013, 3.00%, 5/9/23	1,390,000	1,305
Ecopetrol, 4.125%, 1/16/25	1,210,000	971
Ecopetrol, 4.25%, 9/18/18	1,635,000	1,631
Ecopetrol, 5.875%, 5/28/45	755,000	540
Government of Bermuda, 4.138%, 1/3/23 (3)	615,000	616
Government of Bermuda, 4.854%, 2/6/24 (3)	1,305,000	1,352
Government of Bermuda, 5.603%, 7/20/20 (3)	300,000	331
Hydro-Quebec, 7.50%, 4/1/16	1,000,000	1,016
Hydro-Quebec, 8.40%, 1/15/22	200,000	258
Inter-American Development Bank, 3.875%, 9/17/19	700,000	753
International Finance, 2.25%, 4/11/16	1,400,000	1,406
iPic, 3.75%, 3/1/17 (3)	1,000,000	1,022
KfW, 1.25%, 2/15/17	800,000	802
KfW, 4.875%, 6/17/19	1,000,000	1,108
Kingdom of Morocco, 4.25%, 12/11/22 (3)	1,400,000	1,390
Landwirtschaftliche Rentenbank, 2.125%, 7/15/16	1,200,000	1,208
Pertamina, 4.30%, 5/20/23 (3)	1,250,000	1,139
Perusahaan Gas Negara, 5.125%, 5/16/24 (3)	1,105,000	1,062
Petrobras International Finance, 5.875%, 3/1/18	750,000	669

Petroleos Mexicanos, 3.125%, 1/23/19	175,000	170
Petroleos Mexicanos, 3.50%, 7/18/18	1,125,000	1,119
Petroleos Mexicanos, 3.50%, 1/30/23	460,000	403
Petroleos Mexicanos, 5.50%, 6/27/44	2,600,000	1,969
Petroleos Mexicanos, 6.00%, 3/5/20	1,050,000	1,094
Province of British Columbia, 2.10%, 5/18/16	350,000	352
Province of Manitoba, 1.30%, 4/3/17	1,080,000	1,080
Province of New Brunswick, 2.75%, 6/15/18	1,400,000	1,435
Province of Nova Scotia, 5.125%, 1/26/17	800,000	833
Province of Ontario, 1.20%, 2/14/18	1,275,000	1,268
Province of Quebec, 2.875%, 10/16/24	2,000,000	2,002
Province of Quebec, 3.50%, 7/29/20	750,000	793
Republic of Colombia, 4.00%, 2/26/24	275,000	263
Republic of Colombia, 5.625%, 2/26/44	1,200,000	1,101
Republic of Iceland, 4.875%, 6/16/16 (3)	548,000	555
Republic of Indonesia, 4.875%, 5/5/21	1,000,000	1,040
Republic of Panama, 5.20%, 1/30/20	460,000	500
Republic of Poland, 4.00%, 1/22/24	900,000	948
Republic of Romania, 4.875%, 1/22/24 (3)	158,000	170
Republic of Slovenia, 4.125%, 2/18/19 (3)	1,845,000	1,944
Republic of South Africa, 5.50%, 3/9/20	2,290,000	2,356
Republic of South Africa, 5.875%, 9/16/25	495,000	508
Statoil, 1.20%, 1/17/18	500,000	495
United Mexican States, 5.95%, 3/19/19	500,000	556
Total Foreign Government Obligations & Municipalities (Cost $46,062)		45,508

MUNICIPAL SECURITIES 0.8%

California 0.2%

California, Build America, 7.625%, 3/1/40	1,000,000	1,454

New Jersey 0.0%		
New Jersey Turnpike Auth., Build America, Series F 7.414%, 1/1/40	415,000	590
		590
New York 0.1%		
Dormitory Auth. of the State of New York, Personal Income Tax Build America, 5.628%, 3/15/39	1,300,000	1,560
Metropolitan Transportation Auth., Build America 5.871%, 11/15/39	700,000	833
Metropolitan Transportation Auth., Dedicated Tax Fund Build America, 7.336%, 11/15/39	240,000	350
New York City Municipal Water Fin. Auth., Series EE Build America, 6.011%, 6/15/42	245,000	318
New York City Transitional Fin. Auth., Build America 5.508%, 8/1/37	950,000	1,142
Port Auth. of New York & New Jersey, Series 182, 5.31%, 8/1/46	1,400,000	1,479
		5,682
Ohio 0.0%		
JobsOhio Beverage System, Liquor Profit, Series B 3.985%, 1/1/29	1,225,000	1,275
		1,275
Oregon 0.0%		
Oregon DOT, Build America, 5.834%, 11/15/34	375,000	471
		471
Pennsylvania 0.0%		
Philadelphia IDA, 3.964%, 4/15/26	805,000	796
		796
Puerto Rico 0.0%		
Puerto Rico, Series B, 5.25%, 7/1/32 (Prerefunded 7/1/16) (7)	60,000	61
		61

South Carolina 0.1%		
South Carolina Public Service Auth., Series C, 5.784%, 12/1/41	2,000,000	2,301
		2,301
Texas 0.1%		
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, Series A, 4.366%, 11/15/47	1,200,000	1,182
Texas, Build America, 5.517%, 4/1/39	1,300,000	1,624
		2,806
Utah 0.0%		
Utah Transit Auth., Build America, Series B, 5.937%, 6/15/39	900,000	1,133
		1,133
Virginia 0.1%		
Virginia Public Building Auth., Build America, 5.90%, 8/1/30	800,000	974
Virginia Transportation Board, Build America, 5.35%, 5/15/35	690,000	793
		1,767
Total Municipal Securities (Cost $26,506)		30,328
BOND MUTUAL FUNDS 3.7%		
T. Rowe Price Inflation Protected Bond Fund, 0.54% (8)(9)	328,122	3,770
T. Rowe Price Institutional High Yield Fund, 7.37% (8)(9)	15,898,180	129,570
T. Rowe Price U.S. Bond Enhanced Index Fund, 2.56% (8)(9)	1,036,303	11,296
Total Bond Mutual Funds (Cost $162,754)		144,636
EQUITY MUTUAL FUNDS 3.1%		
T. Rowe Price Institutional International Core Equity Fund (8)	715,322	7,890
T. Rowe Price Institutional Large-Cap Core Growth (8)	190,497	5,250
T. Rowe Price Institutional U.S. Structured Research Fund (8)	441,618	5,229
T. Rowe Price Real Assets Fund (8)	10,721,552	97,030

T. Rowe Price Value Fund (8)	167,795	5,243
Total Equity Mutual Funds (Cost $141,885)		120,642

SHORT-TERM INVESTMENTS 2.0%

Money Market Funds 2.0%

T. Rowe Price Reserve Investment Fund, 0.22% (8)(10)	77,839,660	77,840
Total Short-Term Investments (Cost $77,840)		77,840

SECURITIES LENDING COLLATERAL 0.2%

Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 0.1%

Short-Term Funds 0.1%

T. Rowe Price Short-Term Reserve Fund, 0.32% (8)(10)	444,677	4,447
Total Investments through Securities Lending Program with JPMorgan Chase Bank		4,447

Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 0.1%

Short-Term Funds 0.1%

T. Rowe Price Short-Term Reserve Fund, 0.32% (8)(10)	548,484	5,485
Total Investments through Securities Lending Program with State Street Bank and Trust Company		5,485
Total Securities Lending Collateral (Cost $9,932)		9,932
Total Investments in Securities 101.8% of Net Assets (Cost $3,235,331)		**$ 4,009,146**

‡ Shares are denominated in U.S. dollars unless otherwise noted.

(1) All or a portion of this security is on loan at December 31, 2015 -- total value of such securities at period-end amounts to $9,460. See Note 4.

(2) Non-income producing

(3) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $143,251 and represents 3.6% of net assets.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Balanced Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide capital growth, current income and preservation of capital through a portfolio of stocks and fixed-income securities. The fund has two classes of shares: the Balanced Fund original share class, referred to in this report as the Investor Class, offered since December 31, 1939, and the Balanced Fund–I Class (I Class), offered since December 17, 2015. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $27,000 for the year ended December 31, 2015.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2015:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2015, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2015, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of December 31, 2015, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of December 31, 2015, securities valued at $180,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk and/or equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2015, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of December 31, 2015, the notional amount of protection sold by the fund totaled $2,150,000 (0.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended December 31, 2015, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of December 31, 2015, no collateral was pledged by the fund or counterparties for TBAs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2015, the value of loaned securities was $9,460,000; the value of cash collateral and related investments was $9,932,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $1,382,150,000 and $1,491,370,000, respectively, for the year ended December 31, 2015. Purchases and sales of U.S. government securities aggregated $1,256,789,000 and $1,297,520,000, respectively, for the year ended December 31, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended December 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2015 and December 31, 2014, were characterized for tax purposes as follows:

At December 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and/or certain derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. In accordance with federal tax laws applicable to investment companies, specified net losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2015, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver. Pursuant to this agreement less than $1,000 of expenses were waived/paid by Price Associates during the year ended December 31, 2015 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2015, expenses incurred pursuant to these service agreements were $131,000 for Price Associates; $1,083,000 for T. Rowe Price Services, Inc.; and $3,988,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the year ended December 31, 2015, are as follows:

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Balanced Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Balanced Fund, Inc. (the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2016

Tax Information (Unaudited) for the Tax Year Ended 12/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$8,983,000 from short-term capital gains,
●	$212,834,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $52,086,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $30,991,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[181]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Advisory Board Member, Deutsche Bank North
[181]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties
2013	(2009 to present); Chairman of the Board (2005 to present) and
[181]	Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of the Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2012	telecommunications companies (2008 to 2011); Advisory Board
[181]	Member, Pipeline Crisis/Winning Strategies, a collaborative
working to improve opportunities for young African Americans
(1997 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[181]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1965)	Researcher, Princeton University (1992 to present); Director, MDRC, a
2012	nonprofit education and social policy research organization (2011 to
[181]	present); Member, National Academy of Education (2010 to present);
Research Associate, National Bureau of Economic Research’s Labor
Studies Program (2011 to present); Member, President’s Council of
Economic Advisers (2009 to 2011); Chair of Committee on the Status
of Minority Groups in the Economic Profession, American Economic
Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[181]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[181]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[181]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[127]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Balanced Fund	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Kimberly E. DeDominicis (1976)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Anna A. Dreyer (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mark S. Finn CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Dominic Janssens (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Robert M. Larkins, CFA (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary,
Vice President	T. Rowe Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Guido F. Stubenrauch (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Toby M. Thompson, CFA, CAIA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Director of Investments,
I.A.M. National Pension Fund (to 2012)

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,158,000 and $ 2,283,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Balanced Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 17, 2016